                       REAL ESTATE PURCHASE AND SALE AGREEMENT
               (WITH EARNEST MONEY PROVISION AND COMMISSION AGREEMENT)

THIS CONTRACT CONTROLS THE TERMS AND SALE OF THE PROPERTY. READ CAREFULLY BEFORE SIGNING.

                   Tacoma, Washington, August _4_, 1994

Atlantic Seaboard Realty, an affiliate of Wahl & Associates, Inc., a licensed real estate broker, and or assigns ("Purchaser"), hereby agrees to purchase and Ronald V. and Kathleen A. Gratias, ("Seller") hereby agree to sell the following real estate located in the City of Tacoma, County of Pierce, State of Washington, commonly known as 3106 S. 76th Street, real property consisting of two parcels of land containing a aggregate total of approximately eleven and fifty six hundredths (11.56) acres and any improvements thereon, and legally described as:

Flood Zone: No _X_    Yes ___ (Attach Form 5230.)

Purchaser and Seller hereby authorize Broker to insert over their signatures the correct legal description or to correct a legal description entered if it is erroneous or incomplete.

The following personal property is included, and Purchaser agrees to pay any sales tax which may be due on the sale of such personal property:

TERMS OF SALE:

1. The total purchase price is SEVEN HUNDRED TWENTY FIVE THOUSAND DOLLARS ($725,000.00) payable as follows: Thirty Thousand Dollars ($30,000.00) as Earnest Money Deposit (herein called "Deposit"), which deposit is evidenced by Promissory Note. Unless this agreement is previously terminated, said note to be paid to escrow holder five days after the contingency described in Paragraph 8 of this Agreement is waived or accepted. If this agreement is terminated for any reason other than default by Purchaser, said Deposit plus interest, if any, shall be refunded to Purchaser. The balance of the purchase price shall be payable as follows:

    At closing Seven Hundred Twenty Five Thousand Dollars ($725,000) cash less earnest money deposit and other deposits applied to the purchase price.

2. Upon mutual execution of this Agreement, the parties shall execute instructions to TRANSAMERICA TITLE COMPANY, 1200 Sixth Avenue, Seattle, Washington 98101 (the "Closing Agent"), to consummate the purchase in accordance with the terms and provisions hereof. They shall place with the Closing Agent all instruments, documents and moneys necessary to complete the sale in accordance with this Agreement. The provisions hereof shall constitute joint instructions to the Closing Agent; provided, however, that the parties shall execute such additional instructions as they may agree upon or as requested by the Closing Agent not inconsistent with provisions hereof. Said escrow shall provide for a closing at the office of Closing Agent on or before thirty (30) days after the waiver or acceptance of all contingencies contained herein ("Closing"). Escrow fees shall be paid by Seller and Purchaser on a 50/50 basis. Closing Agent will place Deposit in an interest bearing account with interest to accrue to Purchaser's benefit.

3. Seller shall pay for and furnish to Purchaser standard form Owner's Policy of Title Insurance, such policy to be effective on the date of Closing. Within thirty (30) days of the full execution of this Agreement, Purchaser shall be furnished with a preliminary title commitment (herein called "Commitment") on the subject property, together with full copies of any exceptions set forth therein. Purchaser shall have ninety (90) days after receipt of the Commitment within which to notify Seller and Closing Agent in writing of Purchaser's disapproval of any exceptions shown in the Commitment; provided, however, that general exceptions and exceptions in the title company's extended form of policy, rights reserved in Federal patents or State deeds, building or use restrictions general to the district, existing easements not inconsistent with Purchaser's intended use, and building or zoning regulations shall not be deemed exceptions which Purchaser may disapprove. In the event of disapproval of any exceptions as set forth in the Commitment, Seller shall have until one hundred fifty (150) days from mutual execution of this Agreement to attempt to eliminate any disapproved exception(s) from the Policy of Title Insurance to be issued in favor of Purchaser and, if not eliminated by that date, the escrow and this Agreement shall be terminated unless Purchaser then elects to waive its prior disapproval. Failure of Purchaser to disapprove in writing any exception(s) within the aforementioned time limit shall be deemed an approval of the Commitment.

4. Seller shall deliver to Purchaser copies of any and all reports, surveys, and studies in Seller's possession within ten (10) days of full execution of the Agreement.

5. Title shall be conveyed by Statutory Warranty Deed free of encumbrance or defects except those permitted herein or as Purchaser and Seller shall otherwise agree.

6. Taxes for the current year, rents, insurance, interest, mortgage reserves, water and other utilities constituting liens shall be prorated as of date of Closing. Local improvement district or special district assessments, if any, shall be similarly prorated and assumed by Purchaser. Washington real estate excise tax and deed stamps shall be paid for by Seller. Any other real estate excise or conveyance tax imposed on a purchaser by state or local law shall be the responsibility of Purchaser.

7.  Purchaser shall be entitled to possession on the date of Closing.

8. Purchaser shall have one hundred twenty (120) days from the date of this Agreement within which to obtain the Tacoma Metropolitan Parks District's ("District") approval of Purchaser's bid to trade the Property for property currently owned by the District ("District Property"). If Purchaser is unable to obtain said District approval satisfactory to Purchaser, this Agreement shall be terminated. If Purchaser elects to proceed with the transaction, Purchaser shall pay to Seller One Percent (1%) of the total purchase price within five (5) business days of Purchaser's acceptance or waiver of the contingencies provided for in this Paragraph. Said payment shall be non-refundable, but shall be applied to the purchase price.

9. Purchaser shall have one hundred eighty (180) days from date of this Agreement within which to investigate the property, its value, zoning, environmental and building matters, its condition -- including, but not limited to the presence of asbestos, hazardous materials and underground storage tanks -- and its suitability for Purchaser's intended use. Seller hereby warrants that, to the best of its knowledge, the premises described herein and the improvements thereon do not violate the applicable building or zoning regulations and that it is unaware of any material defect in the premises or improvements thereon. If Purchaser is dissatisfied with any of these investigations, Purchaser may terminate this Agreement.

10. Purchaser shall have three hundred sixty five (365) days from the date of this agreement to obtain and approve of all studies, permits and approval ("Permits and Approvals") it deems necessary for its intended use of the District Property. If Purchaser is unable to obtain said Permits and Approvals satisfactory to Purchaser, this Agreement shall be [illegible]

11. Purchaser may extend the time to obtain said Permits and Approvals described in Paragraph 10 of this Agreement for a period of one hundred eighty (180) days upon payment in the amount of Fifteen Thousand Dollars ($15,000) to Seller. Said payment shall be non-refundable, but shall be applied to the purchase price at closing.

12. For purposes of this Agreement "date of Closing" shall be construed as the date upon which all appropriate documents are recorded and proceeds of this sale are available for disbursement to Seller. Funds held in reserve accounts pursuant to escrow instructions shall be deemed, for purposes of this definition, as available for disbursement to Seller.

13. All risk of loss or damage to the property shall be borne by the Seller until Closing. In the event that there is loss or damage to the property between the date hereof and the date of Closing, by reason of fire, vandalism, flood, earthquake, or acts of God, and the cost to repair such damage shall exceed ten percent (10%) of the purchase price of the property, Purchaser may at his option either proceed with this transaction if Seller agrees in writing to repair or replace damaged property prior to Closing or declare this Agreement null and void. If damage to the property is less than ten percent (10%) of the purchase price and Seller agrees in writing to repair or replace and does actually repair and replace damaged property prior to Closing, this transaction shall proceed as agreed.

14. This Agreement supersedes any and all agreements between the parties hereto regarding the property which are prior in time to this Agreement. Neither Purchaser, Seller, or Broker shall be bound by any understanding, agreement, promise, representation or stipulation, express or implied, not specified herein.

15. Any addendum or exhibit attached hereto and either signed or initialled by the parties is hereby incorporated herein and shall be deemed a part hereof.

16. Time is of the essence of this Agreement. Except as otherwise provided herein, in the event that any contingency to this Agreement has not been eliminated, satisfied, or waived in writing within the time limits and pursuant to the provisions herein, this Agreement shall be deemed null and void, and the Deposit shall be returned to Purchaser, and the escrow shall be canceled.

17. If Purchaser, Seller, Broker or any other person brings suit or institutes arbitration relating to this Agreement, the substantially prevailing party, in addition to any other relief, shall be entitled to recover reasonable attorneys' fees and costs, including expert witness fees, and including any such fees and costs incurred on appeal. Venue shall be in the county where Broker's office is located, and Washington law shall govern.
 The parties waive any claim against each other or Broker for punitive damages.

18. In the event that Seller defaults, Purchaser shall be entitled to return of the Deposit on demand. If either party defaults hereunder, the other party may seek performance of this Agreement, damages, or rescission. Notwithstanding the foregoing, and by way of limitation thereof, by separately initialing below, the parties agree to waive certain rights and remedies and provide instead for damages limited to the amount of the earnest money deposit.

    IN THE EVENT THE PURCHASER FAILS, WITHOUT LEGAL EXCUSE, TO COMPLETE THE PURCHASE OF THE PROPERTY, THE EARNEST MONEY DEPOSIT MADE BY PURCHASER SHALL BE FORFEITED TO THE SELLER AS THE SOLE AND EXCLUSIVE REMEDY AVAILABLE TO THE SELLER FOR SUCH FAILURE.

    By their initials below, Purchaser and Seller hereby specifically acknowledge that they have read the preceding provision regarding forfeiture of the earnest money and understand and agree to it.

    Purchasers' Initials  /s/ PP       Sellers' Initials  /s/ RG/KG
                         ------------                    ------------

19. In the event that Broker deems it advisable to file an interpleader action in court to resolve a dispute over the Deposit, the Purchaser and Seller authorize Broker to draw from the Deposit an amount necessary to pay the attorneys' fees and costs of bringing the interpleader action. The amount of the Deposit remaining after advancing those fees and costs shall be interpleaded into court in accordance with state law. The Purchaser and Seller further agree that the defaulting party shall pay any further court costs and reasonable attorney's fees incurred by the Broker in bringing or being involved in such action.

20. Purchaser and Seller represent and warrant to Broker and to each other that they have dealt with no real estate broker, agent of finder in connection with this sale other than WAHL & ASSOCIATES. INC., FIRST AMERICAN PROPERTIES, INC. AND REGENCY GROUP, INC. and that no other broker, agent or finder is entitled to any commission of other fee on account of this Agreement.

21. (a) "Selling agent" means the broker who procured the Purchaser as a purchaser in this transaction. "Listing agent" means the broker who listed the subject property for sale.

    (b) AGENCY DISCLOSURE: At the signing of this agreement WAHL & ASSOCIATES, INC. and FIRST AMERICAN PROPERTIES, INC. represent Purchaser and the REGENCY GROUP, INC. represents Seller in this transaction. Each party signing this document confirms that prior oral and/or written disclosure of agency was provided to him/her/it into his transaction. (WAC 308-124D-040).

22. The Foreign Investment in Real Property Tax Act ("FIRPTA"), IRC Sec. 1445, requires that every Purchaser of U.S. real property must, unless an exemption applies, deduct an withhold from the seller's proceeds ten percent (10%) of the gross sale price. The primary exemptions which might be applicable are: (a) Seller provides the Purchaser with an affidavit under penalty of perjury, that Seller is not a "foreign person", as defined in FIRPTA, or (b) Seller provides the Purchaser with a "qualifying statement", as defined in FIRPTA, issued by the Internal Revenue Service. Seller and Purchaser agree to execute and deliver as appropriate, any instrument, affidavit and statement, and to perform any acts reasonably necessary to carry out the provisions of FIRPTA and regulations promulgated thereunder.

23. Notices to either party shall be given in writing to the address set forth herein for the party to be given notice, or at such other address as may be supplied pursuant to the manner specified herein for giving notice. Delivery of notice shall be by prepaid, certified United States mail, return receipt requested, and shall be effective three days after deposit.

24. The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment In Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

                   Purchaser:
                   Atlantic Seaboard Realty, and or assigns

                   By: /s/ Peter Papadopulos
                      ----------------------------
                      Peter Papadopulos

                   Address: 2025 First Avenue, Suite 710
                            Seattle, WA 98121

BROKER:

WAHL & ASSOCIATES, INC.
Licensed Real Estate Broker

By: /s/Arthur L.  Wahl
    --------------------------------
    Arthur L.  Wahl
    Its President

FIRST AMERICAN PROPERTIES, INC.
Licensed Real Estate Broker

By: /s/ Illegible
   ----------------------------------
Its: President
   ----------------------------------

REGENCY GROUP, INC.
Licensed Real Estate Broker

By: /s/ Illegible
   ----------------------------------
Its:/s/ Illegible
   ----------------------------------


The undersigned Seller hereby accepts this Agreement and agrees to sell the subject property to Purchaser for the price and on the terms and conditions set forth herein. Seller agrees to pay Broker a real estate brokerage commission for services rendered in effecting this sale, in the amount of Sixty Thousand Dollars ($60,000). This commission is earned pursuant to the terms of said contract, if any, or if there is none, then as of the mutual execution of this Agreement. Proceeds of the sale sufficient to pay the commission are hereby assigned to Broker. Closing Agent is hereby instructed to pay said commission to Broker out of Seller's proceeds at the close of escrow, and this instruction shall not be withdrawn or modified without Broker's written consent. If earnest money or similar deposits made by Purchaser are retained by Seller as liquidated damages, then, in addition to any other rights of Broker, Broker shall be entitled to one-half (1/2) thereof, but not to exceed the total amount of the anticipated commission. Nothing contained herein shall negate any additional rights Broker may have under any other contract between Seller and Broker for a commission in connection with the offering or sale of the subject property. Seller hereby acknowledges receipt of a copy of this Agreement.

                   Seller:

                   By: /s/ Ronald V. Gratias
                      ------------------------------------
                       Ronald V. Gratias

                   By: /s/ Kathleen F. Gratias
                      ------------------------------------
                       Kathleen F. Gratias

                   Address: Illegible
                           -------------------------------

                            Tacoma, WA 98466
                           -------------------------------

CONSULT YOUR ADVISORS - This document has been prepared for approval by your attorney and financial advisor. No representation or recommendations is made by the Broker as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney and financial advisor.

In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person with experience in evaluating the condition of property, including the possible presence of asbestos, hazardous materials and underground storage tanks. Broker makes no representations regarding such matters.

                                   PROMISSORY NOTE


$30,000.00                                                Tacoma, Washington
                                                          August 4, 1994


FOR VALUE RECEIVED, the undersigned ("Purchaser") hereby agrees to pay to the order of Transamerica Title ("Closing Agent") for the benefit of RONALD V. AND KATHLEEN A. GRATIAS ("Seller"), the sum of Thirty Thousand Dollars ($30,000.00) as Earnest Money Deposit ("Deposit") on or before one hundred twenty (120) days from the date of this note, pursuant to the Real Estate Purchase and Sales Agreement ("Agreement") dated the same date as this Note.

Said Deposit plus interest, if any, shall be refundable to Purchaser if the Agreement is terminated for any reason other than Purchaser's default. Said Deposit shall be applicable as credit for Purchaser at closing of this transaction, if closed.


ATLANTIC SEABOARD REALTY

by: /s/ Peter Papdopulos
    -------------------------------
    Peter Papadopulos
    Vice President

                                  FIRST AMENDMENT TO
                       REAL ESTATE PURCHASE AND SALES AGREEMENT

    This amendment, effective as of the 1st day of December, 1994 is made by and among RONALD V. AND KATHLEEN A. GRATIAS AND CHARLES AND DOROTHY PECKENPAUGH ("SELLER") AND ATLANTIC SEABOARD REALTY, AN AFFILIATE OF WAHL & ASSOCIATES, INC., A LICENSED REAL ESTATE BROKER, AND OR ASSIGNS ("PURCHASER").

                                       RECITALS

    A. Purchaser and Seller entered into a Purchase and Sales Agreement dated August 4, 1994 (such agreement and all amendments, riders, and addenda thereto are collectively referred to herein as the "Agreement") pertaining to the sale and purchase of certain property ("Property") described in the Agreement.

    B. The Tacoma Metropolitan Parks District ("District") has not completed its process for granting approval of the trade described in Paragraph 8 of the Agreement which has resulted in a delay in Purchaser's investigations of the Property as described in Paragraph 9 of the Agreement and Purchaser's ability to obtain the Permits and Approvals described in Paragraph 10 of the Agreement.

    C. Seller and Purchaser desire to extend the periods of time described in Paragraphs 8, 9, and 10 of the Agreement and also the period of time after which the Deposit described in Paragraph 1 of the Agreement is to be converted to cash.

                                      AGREEMENT

NOW, THEREFORE, in consideration of the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. RECITALS. The foregoing recitals are true and correct and are incorporated herein by this reference.

    2.   AMENDMENT TO THE AGREEMENT.

         A. DEPOSIT. By reference in this amendment, the date on which the Promissory Note shall be converted to cash shall be thirty (30) days from the date on which the District awards the above referenced bid to Purchaser.

         B. PARAGRAPH 8. Purchaser shall have until May 31, 1995 to obtain the District's approval of Purchaser bid to trade the Property for District Property. If the District has not granted its approval of the trade by May 31, 1995, Seller shall grant Purchaser three (3), thirty (30) day extensions provided that the District's process for awarding the bid is continuing in good faith. Purchaser shall, in writing, notify Seller of its intent to exercise said thirty day extensions on or before May 31, 1995 and on or before the expiration of each extension period.

         C. PARAGRAPH 9. Purchaser shall have sixty (60) days from the date on which the District awards the above referenced bid to Purchaser in which to perform its investigations of the Property.

         D. PARAGRAPH 10. Purchaser shall have three hundred sixty five (365) days from the date on which the District awards the above referenced bid to Purchaser in which to obtain its Permits and Approvals.

         E. SELLERS. With their signature of this Amendment, Charles Peckenpaugh and Dorothy A. Peckenpaugh hereby approve and become parties to the Purchase and Sales Agreement.

    3 . PAYMENT TO SELLERS. As called for in Paragraph 8 of the Agreement, Purchaser shall make a payment to Seller in the amount of one percent (1%) of the purchase price on or before December 2, 1994, which payment shall be non-refundable, but applicable to the purchase price. While Purchaser's obligation to make said payment will be satisfied with said payment, Purchaser shall retain the right to terminate this agreement if said contingency is not met or waived by Purchaser.

    4. NO OTHER MODIFICATIONS. Except as modified by this Amendment, the terms and conditions of the Agreement remain unchanged and in full force and effect.

    THIS AMENDMENT is executed by the parties, intending to be legally bound, as of the date first written above.


    SELLER:                  /s/ Ronald V. Gratias         11/30/94
                             --------------------------
                             Ronald V. Gratias

                             /s/ Kathleen F. Gratias       11/30/94
                             --------------------------
                             Kathleen F. Gratias

                             /s/ Charles Peckenpaugh       11/30/94
                             --------------------------
                             Charles Peckenpaugh

                             /s/ Dorothy A. Peckenpaugh     11/30/94
                             --------------------------
                             Dorothy A. Peckenpaugh




    PURCHASER:               /s/ Peter Papadopulos
                             --------------------------
                             Atlantic Seaboard Realty
                             by:  Peter Papadopulos

                                 SECOND AMENDMENT TO
                       REAL ESTATE PURCHASE AND SALE AGREEMENT

    This amendment, effective as of the 30th day of August, 1995 is made by and among RONALD V. GRATIAS, KATHLEEN A. GRATIAS, CHARLES PECKENPAUGH AND DOROTHY A. PECKENPAUGH ("SELLERS") AND ATLANTIC SEABOARD REALTY, AN AFFILIATE OF WAHL & ASSOCIATES, INC., A LICENSED REAL ESTATE BROKER, AND OR ASSIGNS ("PURCHASER").

                                       RECITALS

    A. Purchaser and Sellers entered into a Purchase and Sale Agreements dated August 4, 1994, (such agreement and all amendments, riders, and addenda thereto are collectively referred to herein as the "Agreement") pertaining to the sale and purchase of certain property ("Property") described in the Agreement.

    B. The Tacoma Metropolitan Parks District ("District") has not completed its process for granting approval of the trade described in Paragraph 8 of the Agreement which has resulted in a delay in Purchaser's investigations of the Property as described in Paragraph 9 of the Agreement and Purchaser's ability to obtain the Permits and Approvals described in Paragraph 10 of the Agreement.

    C. Sellers and Purchaser desire to extend the periods of time described in Paragraphs 8, 9, and 10 of the Agreement and also the period of time after which the Deposit described in Paragraph 1 of the Agreement is to be converted to cash.

                                      AGREEMENT

    NOW, THEREFORE, in consideration of the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. RECITALS. The foregoing are true and correct and are incorporated herein by this reference.

    2.   AMENDMENT TO THE AGREEMENT

         A. PARAGRAPH 8. Purchaser shall have until September 30, 1995 to obtain the District's approval of Purchaser's bid to trade the Property for District Property. If the District has not granted its approval of the trade by 11:59pm on September 30, 1995 Sellers shall grant Purchaser five (5), thirty
(30) day extensions provided that the District's process for awarding the bid is continuing in good faith. Purchaser shall, in writing, notify Sellers of its intent to exercise said thirty day extensions on or before the expiration of each previous period.

         B. PARAGRAPH 9. Purchaser shall have sixty (60) days from the date on which the District awards the above referenced bid to Purchaser in which to perform its investigations of the Property.

         C. PARAGRAPH 10. Purchaser shall have three hundred sixty five (365) days from the date on which the District awards the above referenced bid to Purchaser in which to obtain its Permits and Approvals.

         D. DEPOSIT. By reference in this amendment, the date on which the Promissory Note shall be converted to cash shall be thirty (30) days from the date on which the District awards the above referenced bid to Purchaser.

         E. EXTENSION CONSIDERATION. Sellers shall grant the first two (2) extensions to Purchaser for free. Thereafter, Purchaser shall pay to Sellers in cash extension consideration in the amount of One Thousand Five Hundred Dollars ($1,500.00) for each of the four (4) remaining thirty (30) day extensions. Said consideration shall be non-refundable, but applicable to the purchase price and shall be paid along with above referenced notice of Purchaser's exercising of said extensions.

    3. NO OTHER MODIFICATIONS. Except as modified by this Amendment, the terms and conditions of the Agreement remain unchanged and in full force and effect.

    THIS SECOND AMENDMENT is executed by the parties, intending to be legally bound, as of the date first written above.

    SELLERS:            /s/ Ronald V. Gratias          8/30/95
                        -------------------------------------
                        Ronald V. Gratias

                        /s/ Kathleen F. Gratias        8/30/95
                        -------------------------------------
                        Kathleen F. Gratias

                        /s/ Charles Peckenpaugh        8/31/95
                        -------------------------------------
                        Charles Peckenpaugh

                        /s/ Dorothy A. Peckenpaugh     8/31/95
                        -------------------------------------
                        Dorothy A. Peckenpaugh

    PURCHASER:          /s/ Peter Papadopulos
                        -------------------------------------
                        Atlantic Seaboard Realty
                        by: Peter Papadopulos

                                  THIRD AMENDMENT TO
                       REAL ESTATE PURCHASE AND SALE AGREEMENT

    This amendment, effective as of the 23rd day of February, 1996 is made by and among RONALD V. GRATIAS, KATHLEEN A. GRATIAS, CHARLES PECKENPAUGH AND DOROTHY A. PECKENPAUGH ("SELLERS") AND ATLANTIC SEABOARD REALTY, AN AFFILIATE OF WAHL & ASSOCIATES, INC., A LICENSED REAL ESTATE BROKER, AND OR ASSIGNS ("PURCHASER").

                                       RECITALS

    A. Purchaser and Sellers entered into a Purchase and Sale Agreement dated August 4, 1994, (such agreement and all amendments, riders, and addenda thereto are collectively referred to herein as the "Agreement") pertaining to the sale and purchase of certain property ("Property") described in the Agreement.

    B. Sellers and Purchaser desire to add the legal description of the Property in the form of Exhibit A.

    C. Sellers and Purchaser desire to amend Paragraphs 10 and 11 of the Agreement and also the period of time after which the Deposit described in Paragraph 1 of the Agreement is to be converted to cash.

                                      AGREEMENT

    NOW, THEREFORE, in consideration of the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. RECITALS. The foregoing are true and correct and are incorporated herein by this reference.

    2.   AMENDMENT TO THE AGREEMENT.

         A. LEGAL DESCRIPTION. The parties agree that the legal description of the Property is as described in Exhibit A attached hereto and incorporated herein by this reference.

         B. PARAGRAPH 10. Paragraph 10 is amended in its entirety to hereafter provide as follows:

    Purchaser shall have until April 1, 1997 in which to obtain and approve of all studies, Permits and Approvals it deems necessary for its intended use of the District Property.

         C. PARAGRAPH 11. A new paragraph is hereby added to Paragraph 11 as follows:

    In the event a judicial appeal of the Permits and Approvals is pending at the expiration of the 180 day extension, Buyer shall have the right to extend this Agreement in thirty (30) day increments for a maximum of three hundred and sixty (360) days. To exercise each thirty (30) day extension, Buyer must deliver to Seller one thousand, five hundred dollars ($1,500) on or before the first day of each thirty (30) day extension. Said payments shall be non-refundable, but shall be applicable to the purchase price. If, after all of the extensions provided herein have been exhausted and the sale has not closed, either party may terminate this Agreement upon ten (10) days written notice.

         D. DEPOSIT. By reference in this amendment, the date by which the Promissory Note shall be converted to cash shall be May 10, 1996.

         E. EXTENSION CONSIDERATION. Purchaser shall pay to Sellers herewith, in cash, extension consideration in the amount of One Thousand Five Hundred Dollars ($1,500.00) for the extensions referenced in Paragraphs 2.A. and 2.B. of this Third Amendment. Said consideration shall be non-refundable, but applicable to the purchase price.

    3. NO OTHER MODIFICATIONS. Except as modified by this Amendment, the terms and conditions of the Agreement remain unchanged and in full force and effect.

    THIS THIRD AMENDMENT is executed by the parties, intending to be legally bound, as of the date first written above.

    SELLERS:            /s/Ronald V. Gratias
                        --- --------------------------------
                        Ronald V. Gratias

                        /s/Kathleen F. Gratias
                        --- --------------------------------
                        Kathleen F. Gratias

                        /s/Charles Peckenpaugh
                        --- --------------------------------
                        Charles Peckenpaugh

                        /s/Dorothy A. Peckenpaugh
                        --- --------------------------------
                        Dorothy A. Peckenpaugh

    PURCHASER:          /s/ Peter Papadopulos
                        -----------------------------------
                        Atlantic Seaboard Realty
                        by: Peter Papadopulos

                                                            ORDER NO.  94-1-5806

                                     "EXHIBIT A"

PARCEL A:

The South 260 feet of the following described property:

Beginning at the Northeast corner of the Southeast 1/4 of the Southwest 1/4 of
Section 30, Township 20 North, Range 3 East, W.M.;
thence South along the centerline of Section 30, 665 feet;
thence West 474 feet;
thence North 665 feet parallel with the said centerline of said section to the South line of Squire's Subdivision, as per plat recorded in Volume 2 of Plats, page 107, records of Pierce County Auditor;
thence East 474 feet to place of beginning;
EXCEPT the East 30 feet for street purposes;

TOGETHER WITH the South 977.36 feet of the following described property:

Beginning at a point on the South line of Section 30, Township 20 North, Range 3 East of the W.M. 474.2 feet West of Southeast corner of Southwest 1/4 of said Section 30; thence North parallel with centerline of Section 30, 1,313.1 feet to the South line of Squire's Subdivision, as per plat recorded in Volume 2 of Plats, page 107, records of Pierce County Auditor; thence West along South line of Squire's Subdivision, 320 feet; thence South 1,313.1 feet, more or less, to South line of said section; thence East 320 feet to the place of beginning;

Situate in the City of Tacoma, County of Pierce, State of Washington.

PARCEL B:

That portion of the following described tract of land lying Southeasterly of the Southeasterly line of the right of way, granted to Tacoma Light and Water Company by instrument recorded July 26, 1884 in Volume 17 of Deeds, page 221:

Beginning at a point on the South line of Section 30, Township 20 North, Range 3 East, W.M., 474.2 feet West of Southeast corner of Southwest 1/4 of said Section 30;
thence North parallel with centerline of Section 30, 1,313.1 feet to South line of Squire's Subdivision, as per plat recorded in Volume 2 of Plats, page 107, records of Pierce County Auditor;
thence West along South line of Squire's Subdivision 320 feet;
thence South 1,313.1 feet, more or less, to South line of said section;
thence East 320 feet to place of beginning;
EXCEPT South 977.36 feet thereof;
AND EXCEPT a strip 35 feet in width along the North line for street purposes as excepted in deed executed by Grace N. Catton, recorded October 18, 1919 under Recording No. 539586;

Situate in the City of Tacoma, County of Pierce, State of Washington.

                       REAL ESTATE PURCHASE AND SALE AGREEMENT
               (WITH EARNEST MONEY PROVISION AND COMMISSION AGREEMENT)

THIS CONTRACT CONTROLS THE TERMS AND SALE OF THE PROPERTY. READ CAREFULLY BEFORE SIGNING.

                          Tacoma, Washington, August 4, 1994

Atlantic Seaboard Realty, an affiliate of Wahl & Associates, Inc., a licensed real estate broker, and or assigns ("Purchaser"), hereby agrees to purchase and Chlo Elaine Jackson and Charles L. Betts, ("Seller") hereby agree to sell the following real estate located in the City of Tacoma, County of Pierce, State of Washington, commonly known as 3106 S. 76th Street, real property consisting of approximately eight (8.0) acres and any improvements thereon, and legally described as:


Flood Zone:  No X   Yes     (Attach Form 5230.)
               ---      ---

Purchaser and Seller hereby authorize Broker to insert over their signatures the correct legal description or to correct a legal description entered if it is erroneous or incomplete.

The following personal property is included, and Purchaser agrees to pay any sales tax which may be due on the sale of such personal property:


TERMS OF SALE:

1. The total purchase price is FOUR HUNDRED TWENTY THOUSAND DOLLARS ($420,000.00) payable as follows: Seventeen Thousand Five Hundred Dollars ($17,500.00) as Earnest Money Deposit (herein called "Deposit"), which deposit is evidenced by Promissory Note. Said note to be paid to escrow holder five days after the contingency described in Paragraph 8 of this Agreement is waived or accepted. If this Agreement is terminated for any reason other than default by Purchaser, said deposit plus interest, if any, shall be refunded to Purchaser. The balance of the purchase price shall be payable as follows:

    At closing FOUR HUNDRED TWENTY THOUSAND DOLLARS ($420,000) cash less earnest money deposit and other deposits applied to the purchase price.

2. Upon mutual execution of this Agreement, the parties shall execute instructions to TRANSAMERICA TITLE COMPANY, 1200 Sixth Avenue, Seattle, Washington 98101 (the "Closing Agent"), to consummate the purchase in accordance with the terms and provisions hereof. They shall place with Closing Agent all instruments, documents and moneys necessary to complete the sale in accordance with this Agreement. The provisions hereof shall constitute joint instructions to the Closing Agent; provided, however, that the parties shall execute such additional instructions as they may agree upon or as requested by the Closing Agent not inconsistent with provisions hereof. Said escrow shall provide for a closing at the office of Closing Agent on or before thirty (30) days after the Waiver or acceptance of all contingencies contained herein ("Closing"). Escrow fees shall be paid by Seller and Purchaser on a 50/50 basis. Closing Agent will place Deposit in an interest bearing account with interest to accrue to Purchaser's benefit.

3. Seller shall pay for and furnish to Purchaser standard form Owner's Policy of Title Insurance, such policy to be effective on the date of Closing. Within thirty (30) days of the full execution of this Agreement, Purchaser shall be furnished with a preliminary title commitment (herein called Commitment") on the subject property, together with full copies of any exceptions set forth therein. Purchaser shall have ninety (90) days after receipt of the Commitment within which to notify Seller and Closing Agent in writing of Purchaser's disapproval of any exceptions shown in the Commitment; provided, however, that general exceptions and exceptions in the title company's extended form of policy, rights reserved in Federal patents or State deeds, building or use restrictions general to the district, existing easements not inconsistent with Purchaser's intended use, and building or zoning regulations shall not be deemed exceptions which Purchaser may disapprove. In the event of disapproval of any exceptions as set forth in the Commitment, Seller shall have until one hundred fifty (150) days from mutual execution of this Agreement to attempt to eliminate any disapproved exception(s) from the Policy of Title Insurance to be issued in favor of Purchaser and, if not eliminated by that date, the escrow and this Agreement shall be terminated unless Purchaser then elects to waive its prior disapproval. Failure of Purchaser to disapprove in writing any exception(s) within the aforementioned time limit shall be deemed an approval of the Commitment.

4. Seller shall deliver to Purchaser copies of any and all reports, surveys, and studies in Seller's possession within ten (10) days of full execution of the Agreement.

5. Title shall be conveyed by Statutory Warranty Deed free of encumbrance or defects except those permitted herein or as Purchaser and Seller shall otherwise agree.

6. Taxes for the current year, rents, insurance, interest, mortgage reserves, water and other utilities constituting liens shall be prorated as of date of Closing. Local improvement district or special district assessments, if any, shall be similarly prorated and assumed by Purchaser. Washington real estate excise tax and deed stamps shall be paid for by Seller. Any other real estate excise or conveyance tax imposed on a purchaser by state or local law shall be the responsibility of Purchaser.

7.  Purchaser shall be entitled to possession on the date of Closing.

8. Purchaser shall have one hundred twenty (120) days from the date of this Agreement within which to obtain the Tacoma Metropolitan Parks District's ("District") approval of Purchaser's bid to trade the Property for property currently owned by the District ("District Property"). If Purchaser is unable to obtain said District approval satisfactory to Purchaser this Agreement shall be terminated. If Purchaser elects to proceed with the transaction, Purchaser shall pay to Seller One Percent (1%) of the total purchase price within five (5) business days of Purchaser's acceptance or waiver of the contingencies provided for in this Paragraph. Said payment shall be non-refundable, but shall be applied to the purchase price.

9. Purchaser shall have one hundred eighty (180) days from date of this Agreement within which to investigate the property, its value, zoning, environmental and building matters, its condition - including, but not limited to the presence of asbestos, hazardous materials and underground storage tanks - and its suitability for Purchaser's intended use. Seller hereby warrants that, to the best of its knowledge, the premises described herein and the improvements thereon do not violate the applicable building or zoning regulations and that it is unaware of any material defect in the premises or improvements thereon. If Purchaser is dissatisfied with any of these investigations, Purchaser may terminate this Agreement.

10. Purchaser shall have three hundred sixty five (365) days from the date of this agreement to obtain and approve of all studies, permits and approval ("Permits and Approvals") it deems necessary for its intended use of the District Property. If Purchaser is unable to obtain said Permits and Approval satisfactory to Purchaser, this Agreement shall be terminated.

11. Purchaser may extend the time to obtain said Permits and Approvals described in Paragraph 10 of this Agreement for a period of one hundred eighty
(180) days upon payment in the amount of Ten Thousand Dollars ($10,000) to Seller. Said payment shall be non-refundable, but shall be applied to the purchase price at closing.

12. For purposes of this Agreement "date of Closing" shall be construed as the date upon which all appropriate documents are recorded and proceeds of this sale are available for disbursement to Seller. Funds held in reserve accounts pursuant to escrow instructions shall be deemed, for purposes of this definition, as available for disbursement to Seller.

13. All risk of loss or damage to the property shall be borne by the Seller until Closing. In the event that there is loss or damage to the property between the date hereof and the date of Closing, by reason of fire, vandalism, flood, earthquake, or acts of God, and the cost to repair such damage shall exceed ten percent (10%) of the purchase price of the property, Purchaser may at his option either proceed with this transaction if Seller agrees in writing to repair or replace damaged property prior to Closing or declare this Agreement null and void. If damage to the property is less than ten percent (10%) of the purchase price and Seller agrees in writing to repair or replace and does actually repair and replace damaged property prior to Closing, this transaction shall proceed as agreed.

14. This Agreement supersedes any and all agreements between the parties hereto regarding the property which are prior in time to this Agreement. Neither Purchaser, Seller, or Broker shall be bound by any understanding, agreement, promise, representation or stipulation, express or implied, not specified herein.

15. Any addendum or exhibit attached hereto and either signed or initialized by the parties is hereby incorporated herein and shall be deemed a part hereof.

16. TIME IS OF THE ESSENCE OF THIS AGREEMENT. Except as otherwise provided herein, in the event that any contingency to this Agreement has not been eliminated, satisfied, or waived in writing within the time limits and pursuant to the provisions herein, this Agreement shall be deemed null and void, and the Deposit shall be returned to Purchaser, and the escrow shall be canceled.

17. If Purchaser, Seller, Broker or any other person brings suit or institutes arbitration relating to this Agreement, the substantially prevailing party, in addition to any other relief, shall be entitled to recover reasonable attorneys' fees and costs, including expert witness fees, and including any such fees and costs incurred on appeal. Venue shall be in the county where Broker's office is located, and Washington law shall govern. The parties waive any claim against each other or Broker for punitive damages.

18. In the event that Seller defaults, Purchaser shall be entitled to return of the Deposit on demand. If either party defaults hereunder, the other party may seek performance of this Agreement, damages, or rescission. Notwithstanding the foregoing, and by way of limitation thereof, by separately initialing below, the parties agree to waive certain rights and remedies and provide instead for damages limited to the amount of the earnest money deposit.

    IN THE EVENT THE PURCHASER FAILS, WITHOUT LEGAL EXCUSE, TO COMPLETE THE PURCHASE OF THE PROPERTY, THE EARNEST MONEY DEPOSIT MADE BY PURCHASER SHALL BE FORFEITED TO THE SELLER AS THE SOLE AND EXCLUSIVE REMEDY AVAILABLE TO THE SELLER FOR SUCH FAILURE.

    By their initials below, Purchaser and Seller hereby specifically acknowledge that they have read the preceding provision regarding forfeiture of the earnest money and understand and agree to it.

    Purchasers' Initials  PP        Sellers' Initials  CB    CEJ
                         ----  ----                   ----  -----

19. In the event that Broker deems it advisable to file an interpleader action in court to resolve a dispute over the Deposit, the Purchaser and Seller authorize Broker to draw from the Deposit an amount necessary to pay the attorneys' fees and costs of bringing the interpleader action. The amount of the Deposit remaining after advancing those fees and costs shall be interpleaded into court in accordance with state law. The Purchaser and Seller further agree that the defaulting party shall pay any further court costs and reasonable attorney's fees incurred by the Broker in bringing or being involved in such action.

20. Purchaser and Seller represent and warrant to Broker and to each other that they have dealt with no real estate broker, agent of finder in connection with this sale other than WAHL & ASSOCIATES, INC., FIRST AMERICAN PROPERTIES, INC. AND REGENCY GROUP, INC. and that no other broker, agent or finder is entitled to any commission of other fee on account of this Agreement.

21. (a) "Selling agent" means the broker who procured the Purchaser as a purchaser in this transaction. "Listing agent" means the broker who listed the subject property for sale.

     (b) AGENCY DISCLOSURE: At the signing of this agreement WAHL & ASSOCIATES, INC. and FIRST AMERICAN PROPERTIES, INC. represents Purchaser and the REGENCY GROUP, INC. represents Seller in this transaction. Each party signing this document confirms that prior oral and/or written disclosure of agency was provided to him/her/it into his transaction. (WAC 308-124D-040).

22. The Foreign Investment in Real Property Tax Act ("FIRPTA"), IRC Sec. 1445, requires that every Purchaser of U.S. real property must, unless an exemption applies, deduct an withhold from the seller's proceeds ten percent (10%) of the gross sale price. The primary exemptions which might be applicable are: (a) Seller provides the Purchaser with an affidavit under penalty of perjury, that Seller is not a "foreign person", as defined in FIRPTA, or (b) Seller provides the Purchaser with a "qualifying statement", as defined in FIRPTA, issued by the Internal Revenue Service. Seller and Purchaser agree to execute and deliver as appropriate, any instrument, affidavit and statement, and to perform any acts reasonably necessary to carry out the provisions of FIRPTA and regulations promulgated thereunder.

23. Notices to either party shall be given in writing to the address set forth herein for the party to be given notice, or at such other address as may be supplied pursuant to the manner specified herein for giving notice. Delivery of notice shall be by prepaid, certified United States mail, return receipt requested, and shall be effective three days after deposit.

24. The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over parties, property or the subject matter of this Agreement, including but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment In Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

              Purchaser:

              Atlantic Seaboard Realty, and or assigns

              By: /s/ Peter Papadopulos
                 -------------------------------------
                 Peter Papadopulos

              Address:  2025 First Avenue, Suite 710
                        Seattle, WA  98121

BROKER:

WAHL & ASSOCIATES, INC.
Licensed Real Estate Broker

By: /s/ Arthur L. Wahl
   ----------------------------
   Arthur L. Wahl
   Its President

FIRST AMERICAN PROPERTIES, INC.
Licensed Real Estate Broker

By: /s/ illegible
   ----------------------------

Its: President
    ---------------------------

REGENCY GROUP, INC.
Licensed Real Estate Broker

By: /s/ illegible
   ----------------------------

Its: illegible
    ---------------------------

The undersigned Seller hereby accepts this Agreement and agrees to sell the subject property to Purchaser for the price and on the terms and conditions set forth herein. Seller agrees to pay Broker a real estate brokerage commission for services rendered in effecting this sale, in the amount of Thirty Five Thousand Dollars ($35,000.00). This commission is earned pursuant to the terms of said contract, if any, or if there is none, then as of the mutual execution of this Agreement. Proceeds of the sale sufficient to pay the commission are hereby assigned to Broker. Closing Agent is hereby instructed to pay said commission to Broker out of Seller's proceeds at the close of escrow, and this instruction shall not be withdrawn or modified without Broker's written consent. If earnest money or similar deposits made by Purchaser are retained by Seller as liquidated damages, then, in addition to any other rights of Broker, Broker shall be entitled to one-half (1/2) thereof, but not to exceed the total amount of the anticipated commission. Nothing contained herein shall negate any additional rights Broker may have under any other contract between Seller and Broker for a commission in connection with the offering or sale of the subject property. Seller hereby acknowledges receipt of a copy of this Agreement.

         Seller:

              By: /s/ Chlo Elaine Jackson
                  -------------------------
                 Chlo Elaine Jackson

              By: /s/ Charles L. Betts
                 -------------------------
                 Charles L. Betts

              Address:  8118 33rd Ave. So.
                      --------------------
                        Tacoma WA 98409
                      --------------------

CONSULT YOUR ADVISORS - This document has been prepared for approval by your attorney and financial advisor. No representation or recommendations is made by the Broker as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney and financial advisor.

In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person with experience in evaluating the condition of property, including the possible presence of asbestos, hazardous materials and underground storage tanks. Broker makes no representations regarding such matters.

                                   PROMISSORY NOTE

    $17,500.00                                               Tacoma, Washington
                                                             August 4, 1994

    FOR VALUE RECEIVED, the undersigned ("Purchaser") hereby agrees to pay to the order of Transamerica Title ("Closing Agent") for the benefit of CHLO ELAINE JACKSON AND CHARLES L. BETTS ("Seller"), the sum of Seventeen Thousand Five Hundred Dollars ($17,500.00) as Earnest Money Deposit ("Deposit") on or before one hundred twenty (120) days from the date of this note, pursuant to the Real Estate Purchase and Sales Agreement ("Agreement") dated the same date as this Note.

    Said Deposit plus interest, if any, shall be refundable to Purchaser if the Agreement is terminated for any reason other than Purchaser's default.
    Said Deposit shall be applicable as credit for Purchaser at closing of this transaction, if closed.


    ATLANTIC SEABOARD REALTY



    by:  /s/ Peter Papadopulos
         -----------------------
         Peter Papadopulos
         Vice President

                                  FIRST AMENDMENT TO
                       REAL ESTATE PURCHASE AND SALES AGREEMENT

    This amendment, effective as of the 1st day of December, 1994 is made by and among CHLO ELAINE JACKSON, CHARLES L. BETTS AND RUSSELL L. BETTS ("SELLERS") and ATLANTIC SEABOARD REALTY, AN AFFILIATE OF WAHL & ASSOCIATES, INC., A LICENSED REAL ESTATE BROKER, AND OR ASSIGNS ("PURCHASER").

                                       RECITALS

    A. Purchaser and Seller entered into a Purchase and Sales Agreement dated August 4, 1994 (such agreement and all amendments, riders and addenda thereto are collectively referred to herein as the "Agreement") pertaining to the sale and purchase of certain property ("Property") described in the Agreement.

    B. The Tacoma Metropolitan Parks District ("District") has not completed its process for granting approval of the bid and trade described in Paragraph 8 of the Agreement which has resulted in a delay in Purchaser's investigations of the Property as described in Paragraph 9 of the Agreement and Purchaser's ability to obtain the Permits and Approvals described in Paragraph 10 of the Agreement.

    C. Seller and Purchaser desire to extend the periods of time described in Paragraphs 8, 9, and 10 of the Agreement and also the period of time after which the Deposit described in Paragraph 1 of the Agreement is to be converted to cash.

    D. Seller and Purchaser desire to include Russell Betts as a party to the Sellers in the Agreement.

                                      AGREEMENT

    NOW, THEREFORE, in consideration of the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. RECITALS. The foregoing recitals are true and correct and are incorporated herein by this reference.

    2.   AMENDMENTS TO THE AGREEMENT.

         A. DEPOSIT. By reference in this amendment, the date on which the Promissory Note shall be converted to cash shall be thirty (30) days from the date on which the District awards the above referenced bid to Purchaser.

         B. PARAGRAPH 8. Purchaser shall have until May 31, 1995 to obtain the District's approval of Purchaser bid to trade the Property for District Property. If the District has not granted its approval of the trade by May 31, 1995, Seller shall grant Purchaser three (3), thirty (30) day extensions provided that the District's process for awarding the bid is continuing in good faith. Purchaser shall, in writing, notify Seller of its intent to exercise said thirty day extensions on or before the expiration of each previous period.

         C. PARAGRAPH 9. Purchaser shall have sixty (60) days from the date on which the District awards the above referenced bid to Purchaser in to which perform its investigations of the Property.


         D. PARAGRAPH 10. Purchaser shall have three hundred sixty five (365) days from the date on which the District awards the above referenced bid to Purchaser in which to obtain its Permits and Approvals.

         E. SELLERS. With his signature of this Amendment, Russell E. Betts hereby approves and becomes a party to the Purchase and Sales Agreement.

    3. PAYMENT TO SELLERS. As called for in Paragraph 8 of the Agreement, Purchaser shall make a payment to Seller in the amount of one percent (1%) of the purchase price on or before December 2, 1994, which payment shall be non-refundable, but applicable to the purchase price. While Purchaser's obligation to make said payment will be satisfied with said payment, Purchaser shall retain the right to terminate this agreement if said contingency is not met or waived by Purchaser.

    4. NO OTHER MODIFICATIONS. Except as modified by this Amendment, the terms and conditions of the Agreement remain unchanged and in full force and effect.

    THIS AMENDMENT is executed by the parties, intending to be legally bound, as of the date first written above.

    SELLER:              /s/ Chlo Elaine Jackson
                         -----------------------
                         Chlo Elaine Jackson

                         /s/ Charles L. Betts
                         -----------------------
                         Charles L. Betts

                         /s/ Russell L. Betts
                         -----------------------
                         Russell L. Betts


    PURCHASER:           /s/ Peter Papadopulos
                         -----------------------
                         Atlantic Seaboard Realty
                         by: Peter Papadopulos

                                 SECOND AMENDMENT TO
                       REAL ESTATE PURCHASE AND SALE AGREEMENT

    This amendment, effective as of the 30th day of August, 1995 is made by and among CHLO ELAINE JACKSON, CHARLES L. BETTS AND RUSSELL BETTS ("SELLERS") and ATLANTIC SEABOARD REALTY, AN AFFILIATE OF WAHL & ASSOCIATES, INC., A LICENSED REAL ESTATE BROKER, AND OR ASSIGNS ("PURCHASER").

                                       RECITALS

    A. Purchaser and Sellers entered into a Purchase and Sale Agreements dated August 4, 1994, (such agreement and all amendments, riders, and addenda thereto are collectively referred to herein as the "Agreement") pertaining to the sale and purchase of certain property ("Property") described in the Agreement.

    B. - The Tacoma Metropolitan Parks District ("District") has not completed its process for granting approval of the trade described in Paragraph 8 of the Agreement which has resulted in a delay in Purchaser's investigations of the Property as described in Paragraph 9 of the Agreement and Purchaser's ability to obtain the Permits and Approvals described in Paragraph 10 of the Agreement.

    C. Sellers and Purchaser desire to extend the periods of time described in Paragraphs 8, 9, and 10 of the Agreement and also the period of time after which the Deposit described in Paragraph 1 of the Agreement is to be converted to cash.

                                      AGREEMENT

    NOW, THEREFORE. in consideration of the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1 . RECITALS. The foregoing are true and correct and are incorporated herein by this reference.

    2.   AMENDMENT TO THE AGREEMENT.

         A. PARAGRAPH 8. Purchaser shall have until September 30, 1995 to obtain the District's approval of Purchaser's bid to trade the Property for District Property. If the District has not granted its approval of the trade by 11:59pm on September 30, 1995 Sellers shall grant Purchaser five (5), thirty
(30) day extensions provided that the District's process for awarding the bid is continuing in good faith. Purchaser shall, in writing, notify Sellers of its intent to exercise said thirty day extensions on or before the expiration of each previous period.

         B. PARAGRAPH 9. Purchaser shall have sixty (60) days from the date on which the District awards the above referenced bid to Purchaser in which to perform its investigations of the Property.

         C.   PARAGRAPH 10.  Purchaser shall have three hundred sixty five
(365) days from the date on which the District awards the above referenced bid to Purchaser in which to obtain its Permits and Approvals.

         D. DEPOSIT. By reference in this amendment, the date on which the Promissory Note shall be converted to cash shall be thirty (30) days from the date on which the District awards the above referenced bid to Purchaser.

         E. EXTENSION CONSIDERATION. Sellers shall grant the first two (2) extensions to Purchaser for free. Thereafter, Purchaser shall pay to Seller in cash extension consideration in the amount of Seven Hundred Fifty Dollars ($750.00) for each of the four(4) remaining thirty (30) day extensions. Said consideration shall be nonrefundable, but applicable to the purchase price and shall be paid along with above referenced notice of Purchaser's exercising of said extensions.

    3. NO OTHER MODIFICATIONS. Except as modified by this Amendment, the terms and conditions of the Agreement remain unchanged and in full force and effect.

    THIS SECOND AMENDMENT is executed by the parties, intending to by legally bound, as of the date first written above.

    SELLERS:                 /s/ Chlo Elaine Jackson
                             ---------------------------
                             Chlo Elaine Jackson

                             /s/ Charles L. Betts
                             ---------------------------
                             Charles L. Betts

                             /s/ Russell Betts Charles Betts P.O.E.
                             ---------------------------
                             Russell Betts

    PURCHASER:               /s/ Peter Papadopulos
                             ---------------------------
                             Atlantic Seaboard Realty
                             by:  Peter Papadopulos

                                  THIRD AMENDMENT TO
                       REAL ESTATE PURCHASE AND SALE AGREEMENT

    This amendment, effective as of the 23rd day of February, 1996 is made by and among CHLO ELAINE JACKSON, CHARLES L. BETTS AND RUSSELL BETTS ("SELLERS") AND ATLANTIC SEABOARD REALTY, AN AFFILIATE OF WAHL & ASSOCIATES, INC., A LICENSED REAL ESTATE BROKER, AND OR ASSIGNS ("PURCHASER").

                                       RECITALS

    A. Purchaser and Sellers entered into a Purchase and Sale Agreement dated August 4, 1994, (such agreement and all amendments, riders, and addenda thereto are collectively referred to herein as the "Agreement") pertaining to the sale and purchase of certain property ("Property") described in the Agreement.

    B. Sellers and Purchaser desire to add the legal description of the Property in the form of Exhibit A.

    C. Sellers and Purchaser desire to amend Paragraphs 10 and 11 of the Agreement and also the period of time after which the Deposit described in Paragraph 1 of the Agreement is to be converted to cash.

                                      AGREEMENT

    NOW, THEREFORE, in consideration of the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. RECITALS. The foregoing are true and correct and are incorporated herein by reference.

    2.   AMENDMENT TO THE AGREEMENT

         A. LEGAL DESCRIPTION. The parties agree that the legal description of the Property is as described in Exhibit A attached hereto and incorporated herein by reference.

         B. PARAGRAPH 10. Paragraph 10 is amended in its entirety to hereafter provide as follows:

    Purchaser shall have until April 1, 1997 in which to obtain and approve of its studies, Permits and Approvals it deems necessary for its intended use of the District Property.

         C. PARAGRAPH 11. A new paragraph is hereby added to Paragraph 11 as follows:

    In the event a judicial appeal of the Permits and Approvals is pending at the expiration of the 180 day extension, Buyer shall have the right to extend this Agreement in thirty (30) day increments for a maximum of three hundred and sixty (360) days. To exercise each thirty (30) day extension, Buyer must deliver to Seller five hundred dollars ($500) on or before the first day of each thirty (30) day extension. Said payments shall be non-refundable, but shall be applicable to the purchase price. If, after all of the extensions provided herein have been exhausted and the sale has not closed, either party may terminate this Agreement upon ten (10) days written notice.

         D. DEPOSIT. By reference in this amendment, the date by which the Promissory Note shall be converted to cash shall be May 10, 1996.

         E. EXTENSION CONSIDERATION. Purchaser shall pay to Sellers herewith, in cash, extension consideration in the amount of five hundred dollars ($500.00) for the extensions referenced in Paragraphs 2.A. and 2.B. of this Third Amendment. Said consideration shall be non-refundable, but applicable to the purchase price.

    3. NO OTHER MODIFICATIONS. Except as modified by this Amendment, the terms and conditions of the Agreement remain unchanged and in full force and effect.

    THIS THIRD AMENDMENT is executed by the parties, intending to be legally bound, as of the date first written above.

    SELLERS:            /s/ Chlo Elaine Jackson
                        -------------------------------------
                        Chlo Elaine Jackson

                        /s/ Charles L. Betts
                        -------------------------------------
                        Charles L. Betts

                        /s/ Russell Betts   P.O.E  Chuck Betts
                        -------------------------------------
                        Russell Betts

    PURCHASER:          /s/ Peter Papadopulos
                        -----------------------------------
                        Atlantic Seaboard Realty
                        by: Peter Papadopulos

                                     "EXHIBIT A"

The land referred to in this Commitment is situated in the County of Pierce, State of Washington and described as follows:

Beginning at a point on the South line of Section 30, Township 20 North, Range 3 East of the W.M., 794 feet West of the Southeast corner of the Southeast 1/4 of the Southwest 1/4 of said Section 30;
thence West along the South of Section 30, 526 feet to the Southeast corner of Lot 4 in said Section 30;
thence North along the East line of Lot 4, 936.6 feet;
thence East at right angles, 346 feet;
thence South 280 feet;
thence East 180 feet;
thence South 652.1 feet to the point of beginning;

EXCEPTING therefrom the right of way granted to the Tacoma Light and Water Company;

EXCEPT that portion lying Northwesterly of said right of way of Tacoma Light and Water Company;

Situate in the City of Tacoma, County of Pierce, State of Washington.

                       REAL ESTATE PURCHASE AND SALE AGREEMENT
               (WITH EARNEST MONEY PROVISION AND COMMISSION AGREEMENT)

THIS CONTRACT CONTROLS THE TERMS AND SALE OF THE PROPERTY. READ CAREFULLY BEFORE SIGNING.

                             Tacoma, Washington, August 4, 1994

Atlantic Seaboard Realty, an affiliate of Wahl & Associates, Inc., a licensed real estate broker, and or assigns ("Purchaser"), hereby agrees to purchase and MARY J. McCOLM, ("Seller") hereby agrees to sell the following real estate located in the City of Tacoma, County of Pierce, State of Washington, commonly known as 3106 S. 76th Street, real property consisting of approximately two and one tenth (2.1) acres and any improvements thereon, and legally described as:

Flood Zone:  No  X   Yes     (Attach Form 5230.)
                ---      ---

Purchaser and Seller hereby authorize Broker to insert over their signatures the correct legal description or to correct a legal description entered if it is erroneous or incomplete.

The following personal property is included, and Purchaser agrees to pay any sales tax which may be due on the sale of such personal property:


TERMS OF SALE:

1. The total purchase price is FIFTY FIVE THOUSAND DOLLARS ($55,000.00) payable as follows: Five Thousand Dollars ($5,000.00) as Earnest Money Deposit (herein called "Deposit"), which deposit is evidenced by Promissory Note. Said note is to be paid to escrow holder five days after the contingency described in Paragraph 8 of this Agreement is waived or accepted. If this Agreement is terminated for any reason other than default by Purchaser, said deposit plus interest, if any, shall be refunded to Purchaser. The balance of the purchase price shall be payable as follows:

    At closing FIFTY FIVE THOUSAND DOLLARS ($55,000.00) cash less earnest money deposit and other deposits applied to the purchase price.

2. Upon mutual execution of this Agreement, the parties shall execute instructions to TRANSAMERICA TITLE COMPANY, 1200 Sixth Avenue, Seattle, Washington 98101 (the "Closing Agent"), to consummate the purchase in accordance with the terms and provisions hereof. They shall place with Closing Agent all instruments, documents and moneys necessary to complete the sale in accordance with this Agreement. The provisions hereof shall constitute joint instructions to the Closing Agent; provided, however, that the parties shall execute such additional instructions as they may agree upon or as requested by the Closing Agent not inconsistent with provisions hereof. Said escrow shall provide for a closing at the office of Closing Agent on or before thirty (30) days after the waiver or acceptance of all contingencies contained herein ("Closing"). Escrow fees shall be paid by Seller and Purchaser on a 50/50 basis. Closing Agent will place Deposit in an interest bearing account with interest to accrue to Purchaser's benefit.

3. Seller shall pay for and furnish to Purchaser standard form Owner's Policy of Title Insurance, such policy to be effective on the date of Closing. Within thirty (30) days of the full execution of this Agreement, Purchaser shall be furnished with a preliminary title commitment (herein called Commitment") on the subject property, together with full copies of any exceptions set forth therein. Purchaser shall have ninety (90) days after receipt of the Commitment within which to notify Seller and Closing Agent in writing of Purchaser's disapproval of any exceptions shown in the Commitment; provided, however, that general exceptions and exceptions in the title company's extended form of policy, rights reserved in Federal patents or State deeds, building or use restrictions general to the district, existing easements not inconsistent with Purchaser's intended use, and building or zoning regulations shall not be deemed exceptions which Purchaser may disapprove. In the event of disapproval of any exceptions as set forth in the Commitment, Seller shall have until one hundred fifty (150) days from mutual execution of this Agreement to attempt to eliminate any disapproved exception(s) from the Policy of Title Insurance to be issued in favor of Purchaser and, if not eliminated by that date, the escrow and this Agreement shall be terminated unless Purchaser then elects to waive its prior disapproval. Failure of Purchaser to disapprove in writing any exeception(s) within the aforementioned time limit shall be deemed an approval of the Commitment.

4. Seller shall deliver to Purchaser copies of any and all reports, surveys, and studies in Seller's possession within ten (10) days of full execution of the Agreement.

5. Title shall be conveyed by Statutory Warranty Deed free of encumbrance or defects except those permitted herein or as Purchaser and Seller shall otherwise agree.

6. Taxes for the current year, rents, insurance, interest, mortgage reserves, water and other utilities constituting liens shall be prorated as of date of Closing. Local improvement district or special district assessments, if any, shall be similarly prorated and assumed by Purchaser. Washington real estate excise tax and deed stamps shall be paid for by Seller. Any other real estate excise or conveyance tax imposed on a purchaser by state or local law shall be the responsibility of Purchaser.

7.  Purchaser shall be entitled to possession on the date of Closing.

8. Purchaser shall have one hundred twenty (120) days from the date of this Agreement within which to obtain the Tacoma Metropolitan Parks District's ("District") approval of Purchaser's bid to trade the Property for property currently owned by the District ("District Property"). If Purchaser is unable to obtain said District approval, this Agreement shall be terminated. If Purchaser elects to proceed with this transaction, Purchaser shall pay to Seller One Percent (1%) of the total purchase price within five (5) business days of Purchaser's acceptance or waiver of the contingencies provided for in this Paragraph. Said payment shall be non-refundable, but shall be applied to the purchase price.

9. Purchaser shall have one hundred eighty (180) days from date of this Agreement within which to investigate the property, its value, zoning, environmental and building matters, its condition - including, but not limited to the presence of asbestos, hazardous materials and underground storage tanks -and its suitability for Purchaser's intended use. Seller hereby warrants that, to the best of its knowledge, the premises described herein and the improvements thereon do not violate the applicable building or zoning regulations and that it is unaware of any material defect in the premises or improvements thereon. If Purchaser is dissatisfied with any of these investigations, Purchaser may terminate this Agreement.

10. Purchaser shall have three hundred sixty five (365) days from the date of this agreement to obtain and approve of all studies, permits and approval ("Permits and Approvals") it deems necessary for its intended use of the District Property. If Purchaser is unable to obtain said Permits and Approvals, this Agreement shall be terminated.

11. Purchaser may extend the time to obtain said Permits and Approvals described in Paragraph 10 of this Agreement for a period of one hundred eighty
(180) days upon payment in the amount of Five Thousand Dollars ($5,000) to Seller. Said payment shall be non-refundable, but shall be applied to the purchase price at closing.

12. For purposes of this Agreement "date of Closing" shall be construed as the date upon which all appropriate documents are recorded and proceeds of this sale are available for disbursement to Seller. Funds held in reserve accounts pursuant to escrow instructions shall be deemed, for purposes of this definition, as available for disbursement to Seller.

13. All risk of loss or damage to the property shall be borne by the Seller until Closing. In the event that there is loss or damage to the property between the date hereof and the date of Closing, by reason of fire, vandalism, flood, earthquake, or acts of God, and the cost to repair such damage shall exceed ten percent (10%) of the purchase price of the property, Purchaser may at his option either proceed with this transaction if Seller agrees in writing to repair or replace damaged property prior to Closing or declare this Agreement null and void. If damage to the property is less than ten percent (10%) of the purchase price and Seller agrees in writing to repair or replace and does actually repair and replace damaged property prior to Closing, this transaction shall proceed as agreed.

14. This Agreement supersedes any and all agreements between the parties hereto regarding the property which are prior in time to this Agreement. Neither Purchaser, Seller, or Broker shall be bound by any understanding, agreement, promise, representation or stipulation, express or implied, not specified herein.

15. Any addendum or exhibit attached hereto and either signed or initialled by the parties is hereby incorporated herein and shall be deemed a part hereof.

16. Time is of the essence of this Agreement. Except as otherwise provided herein, in the event that any contingency to this Agreement has not been eliminated, satisfied, or waived in writing within the time limits and pursuant to the provisions herein, this Agreement shall be deemed null and void, and the Deposit shall be returned to Purchaser, and the escrow shall be cancelled.

17. If Purchaser, Seller, Broker or any other person brings suit or institutes arbitration relating to this Agreement, the substantially prevailing party, in addition to any other relief, shall be entitled to recover reasonable attorneys' fees and costs, including expert witness fees, and including any such fees and costs incurred on appeal. Venue shall be in the county where Broker's office is located, and Washington law shall govern. The parties waive any claim against each other or Broker for punitive damages.

18. In the event that Seller defaults, Purchaser shall be entitled to return of the Deposit on demand. If either party defaults hereunder, the other party may seek performance of this Agreement, damages, or rescission. Notwithstanding the foregoing, and by way of limitation thereof, by separately initialing below, the parties agree to waive certain rights and remedies and provide instead for damages limited to the amount of the earnest money deposit.

    IN THE EVENT THE PURCHASER FAILS, WITHOUT LEGAL EXCUSE, TO COMPLETE THE PURCHASE OF THE PROPERTY, THE EARNEST MONEY DEPOSIT MADE BY PURCHASER SHALL BE FORFEITED TO THE SELLER AS THE SOLE AND EXCLUSIVE REMEDY AVAILABLE TO THE SELLER FOR SUCH FAILURE.

    By their initials below, Purchaser and Seller hereby specifically acknowledge that they have read the preceding provision regarding forfeiture of the earnest money and understand and agree to it.

    Purchasers' Initials  PP        Sellers' Initials  MJM
                         ----  ----                   ----  ----

19. In the event that Broker deems it advisable to file an interpleader action in court to resolve a dispute over the Deposit, the Purchaser and Seller authorize Broker to draw from the Deposit an amount necessary to pay the attorneys' fees and costs of bringing the interpleader action. The amount of the deposit remaining after advancing those fees and costs shall be interpleaded into court in accordance with state law. The Purchaser and Seller further agree that the defaulting party shall pay any further court costs and reasonable attorney's fees incurred by the Broker in bringing or being involved in such action.

20. Purchaser and Seller represent and warrant to Broker and to each other that they have dealt with no real estate broker, agent of finder in connection with this sale other than WAHL & ASSOCIATES, INC., FIRST AMERICAN PROPERTIES, INC. AND REGENCY GROUP, INC. and that no other broker, agent or finder is entitled to any commission of other fee on account of this Agreement.

21. (a) "Selling agent" means the broker who procured the Purchaser as a purchaser in this transaction. "Listing agent" means the broker who listed the subject property for sale.

    (b) AGENCY DISCLOSURE: At the signing of this agreement WAHL & ASSOCIATES, INC. and FIRST AMERICAN PROPERTIES, INC. represents Purchaser and the REGENCY GROUP, INC. represents Seller in this transaction. Each party signing this document confirms that prior oral and/or written disclosure of agency was provided to him/her/it into his transaction. (WAC 308-124D-040).

22. The Foreign Investment in Real Property Tax Act ("FIRPTA"), IRC Sec. 1445, requires that every Purchaser of U.S. real property must, unless an exemption applies, deduct an withhold from the seller's proceeds ten percent (10%) of the gross sale price. The primary exemptions which might be applicable are: (a) Seller provides the Purchaser with an affidavit under penalty of perjury, that Seller is not a "foreign person", as defined in FIRPTA, or (b) Seller provides the Purchaser with a "qualifying statement", as defined in FIRPTA, issued by the Internal Revenue Service. Seller and Purchaser agree to execute and deliver as appropriate, any instrument, affidavit and statement, and to perform any acts reasonably necessary to carry out the provisions of FIRPTA and regulations promulgated thereunder.

23. Notices to either party shall be given in writing to the address set forth herein for the party to be given notice, or at such other address as may be supplied pursuant to the manner specified herein for giving notice. Delivery of notice shall be by prepaid, certified United States mail, return receipt requested, and shall be effective three days after deposit.

24. The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over parties, property or the subject matter of this Agreement, including but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment In Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

              Purchaser:

              Atlantic Seaboard Realty, and or assigns

              By: /s/ Peter Papadopulos
                 -------------------------------------
                 Peter Papadopulos

              Address:  2025 First Avenue, Suite 710
                        Seattle, WA  98121

BROKER:

WAHL & ASSOCIATES, INC.
Licensed Real Estate Broker

By: /s/ Arthur L. Wahl
   ----------------------------
   Arthur L. Wahl
   Its President

FIRST AMERICAN PROPERTIES, INC.
Licensed Real Estate Broker

By: /s/ illegible
   ----------------------------

Its: President
    ---------------------------

REGENCY GROUP, INC.
Licensed Real Estate Broker

By: /s/ illegible
   ----------------------------

Its: illegible
    ---------------------------

The undersigned Seller hereby accepts this Agreement and agrees to sell the subject property to Purchaser for the price and on the terms and conditions set forth herein. Seller agrees to pay Broker a real estate brokerage commission for services rendered in effecting this sale, in the amount of Five Thousand Dollars ($5,000.00). This commission is earned pursuant to the terms of said contract, if any, or if there is none, then as of the mutual execution of this Agreement. Proceeds of the sale sufficient to pay the commission are hereby assigned to Broker. Closing Agent is hereby instructed to pay said commission to Broker out of Seller's proceeds at the close of escrow, and this instruction shall not be withdrawn or modified without Broker's written consent. If earnest money or similar deposits made by Purchaser are retained by Seller as liquidated damages, then, in addition to any other rights of Broker, Broker shall be entitled to one-half (1/2) thereof, but not to exceed the total amount of the anticipated commission. Nothing contained herein shall negate any additional rights Broker may have under any other contract between Seller and Broker for a commission in connection with the offering or sale of the subject property. Seller hereby acknowledges receipt of a copy of this Agreement.

         Seller:

              By: /s/ Mary J. McColm
                  -------------------------
                 Mary J. McColm

              Address:  8084 S. Ainsworth
                      --------------------
                        Tacoma WA 98408
                      --------------------

CONSULT YOUR ADVISORS - This document has been prepared for approval by your attorney and financial advisor. No representation or recommendations is made by the Broker as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney and financial advisor.

In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person with experience in evaluating the condition of property, including the possible presence of asbestos, hazardous materials and underground storage tanks. Broker makes no representations regarding such matters.

                                   PROMISSORY NOTE

$5,000.00                                   Tacoma, Washington
                                                 August, 4, 1994
          -

FOR VALUE RECEIVED, the undersigned ("Purchaser") hereby agrees to pay to the order of Transamerica Title ("Closing Agent") for the benefit of MARY J. MCCOLM ("Seller"), the sum of Five Thousand Dollars ($5,000.00) as Earnest Money Deposit ("Deposit") on or before one hundred twenty (120) days from the date of this note, pursuant to the Real Estate Purchase and Sales Agreement ("Agreement") dated the same date as this Note.

Said Deposit plus interest, if any, shall be refundable to Purchaser if the Agreement is terminated for any reason other than Purchaser's default. Said Deposit shall be applicable as credit for Purchaser at closing of this transaction, if closed.

ATLANTIC SEABOARD REALTY

by: /s/ Peter Papadopulos
   ------------------------
   Peter Papadopulos
   Vice President

                                 SECOND AMENDMENT TO
                       REAL ESTATE PURCHASE AND SALE AGREEMENT

    This amendment, effective as of the 30th day of August, 1995 is made by and among MARY J. MCCOLM ("SELLER") AND ATLANTIC SEABOARD REALTY, AN AFFILIATE OF WAHL & ASSOCIATES, INC., A LICENSED REAL ESTATE BROKER, AND OR ASSIGNS ("PURCHASER").

                                       RECITALS

    A. Purchaser and Seller entered into a Purchase and Sale Agreements dated August 4, 1994, (such agreement and all amendments, riders, and addenda thereto are collectively referred to herein as the "Agreement") pertaining to the sale and purchase of certain property ("Property") described in the Agreement.

    B. The Tacoma Metropolitan Parks District ("District") has not completed its process for granting approval of the trade described in Paragraph 8 of the Agreement which has resulted in a delay in Purchaser's investigations of the Property as described in Paragraph 9 of the Agreement and Purchaser's ability to obtain the Permits and Approvals described in Paragraph 10 of the Agreement.

    C. Seller and Purchaser desire to extend the periods of time described in Paragraphs 8, 9, and 10 of the Agreement and also the period of time after which the Deposit described in Paragraph 1 of the Agreement is to be converted to cash.

                                      AGREEMENT

    NOW, THEREFORE, in consideration of the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. RECITALS. The foregoing are true and correct and are incorporated herein by this reference.

    2.   AMENDMENT TO THE AGREEMENT.

         A. PARAGRAPH 8. Purchaser shall have until September 30, 1995 to obtain the District's approval of Purchaser's bid to trade the Property for District Property. If the District has not granted its approval of the trade by 11:59pm on September 30, 1995 Seller shall grant Purchaser five (5), thirty
(30) day extensions provided that the District's process for awarding the bid is continuing in good faith. Purchaser shall, in writing, notify Seller of its intent to exercise said thirty day extensions on or before the expiration of each previous period.

         B. PARAGRAPH 9. Purchaser shall have sixty (60) days from the date on which the District awards the above referenced bid to Purchaser in which to perform its investigations of the Property.

         C. PARAGRAPH 10. Purchaser shall have three hundred sixty five (365) days from the date on which the District awards the above referenced bid to Purchaser in which to obtain its Permits and Approvals.

         D. DEPOSIT. By reference in this amendment, the date on which the Promissory Note shall be converted to cash shall be thirty (30) days from the date on which the District awards the above referenced bid to Purchaser.

         E. EXTENSION CONSIDERATION. Seller shall grant the first two (2) extensions to Purchaser for free. Thereafter, Purchaser shall pay to Seller in cash extension consideration in the amount of Two Hundred Dollars ($200.00) for each of the four (4) remaining thirty (30) day extensions. Said consideration shall be non-refundable, but applicable to the purchase price and shall be paid along with above referenced notice of Purchaser's exercising of said extensions.

    3. NO OTHER MODIFICATIONS. Except as modified by this Amendment, the terms and conditions of the Agreement remain unchanged and in full force and effect.

    THIS SECOND AMENDMENT is executed by the parties, intending to be legally bound, as of the date first written above.

    SELLERS:            /s/ Mary J. McColm
                        -------------------------------------
                        Mary J. McColm

    PURCHASER:          /s/ Peter Papadopulos
                        -------------------------------------
                        Atlantic Seaboard Realty
                        by: Peter Papadopulos

    3A


                                  THIRD AMENDMENT TO
                       REAL ESTATE PURCHASE AND SALE AGREEMENT


    This amendment, effective as of the 23rd day of February, 1996 is made by and among MARY J. MCCOLM ("SELLERS") AND ATLANTIC SEABOARD REALTY, AN AFFILIATE OF WAHL & ASSOCIATES, INC., A LICENSED REAL ESTATE BROKER, AND OR ASSIGNS ("PURCHASER").

                                       RECITALS

    A. Purchaser and Seller entered into a Purchase and Sale Agreement dated August 4, 1994, (such agreement and all amendments, riders, and addenda thereto are collectively referred to herein as the "Agreement") pertaining to the sale and purchase of certain property ("Property") described in the Agreement.

    B. Seller and Purchaser desire to add the legal description of the Property in the form of Exhibit A.

    C. Seller and Purchaser desire to amend Paragraphs 10 and 11 of the Agreement and also the period of time after which the Deposit described in Paragraph 1 of the Agreement is to be converted to cash.

                                      AGREEMENT

    NOW, THEREFORE, in consideration of the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. RECITALS. The foregoing are true and correct and are incorporated herein by this reference.

    2.   AMENDMENT TO THE AGREEMENT.

         A. LEGAL DESCRIPTION. The parties agree that the legal description of the Property is as described in Exhibit A attached hereto and incorporated herein by this reference.

         B. PARAGRAPH 1O. Paragraph 10 is amended in its entirety to hereafter provide as follows:

    Purchaser shall have until April 1, 1997 in which to obtain and approve of all studies, Permits and Approvals it deems necessary for its intended use of the District Property.

         C. PARAGRAPH 11. A new paragraph is hereby added to Paragraph 11 as follows:

    In the event a judicial appeal of the Permits and Approvals is pending at the expiration of the 180 day extension, Buyer shall have the right to extend this Agreement in thirty (30) day increments for a maximum of three hundred and sixty (360) days. To exercise each thirty (30) day extension, Buyer must deliver to Seller two hundred dollars ($200) on or before the first day of each thirty (30) day extension. Said payments shall be non-refundable, but shall be applicable to the purchase price. If, after all of the extensions provided herein have been exhausted and the sale has not closed, either party may terminate this Agreement upon ten (10) days written notice.

         D. DEPOSIT. By reference in this amendment, the date by which the Promissory Note shall be converted to cash shall be May 10, 1996.

         E. EXTENSION CONSIDERATION. Purchaser shall pay to Seller herewith, in cash, extension consideration in the amount of Two Hundred Dollars ($200.00) for the extensions referenced in Paragraphs 2.A. and 2.B. of this Third Amendment. Said consideration shall be non-refundable, but applicable to the purchase price.

    3. NO OTHER MODIFICATIONS. Except as modified by this Amendment, the terms and conditions of the Agreement remain unchanged and in full force and effect.

    THIS THIRD AMENDMENT is executed by the parties, intending to be legally bound, as of the date first written above.



    SELLER:                       /s/ Mary J. McColm
                                  -------------------------------------
                                  Mary J. McColm




    PURCHASER:                    /s/ Peter Papadopulos
                                  -------------------------------------
                                  Atlantic Seaboard Realty
                                  by:  Peter Papadopulos

                                     "EXHIBIT A"



The land referred to in this Commitment is situated in the County of Pierce, State of Washington and described as follows:


That part of the following described land lying Southerly of Flume line right of way:

Beginning on the South line of SQUIRE'S SUBDIVISION at center of Lawrence Street in the Southwest 1/4 of Section 30, Township 20 North, Range 3 East of the Willamette Meridian;
thence  South 380.9 feet;
thence  East 490 feet;
thence  South 280 feet;
thence  East 180 feet;
thence  North 660.9 feet to South line of Squire's Subdivision;
thence  West 670 feet to point of beginning;

Situate in the City of Tacoma, County of Pierce, State of Washington.